UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 8, 2014

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

303 W. Wall, Suite 1800
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 8.01                   Other Events.

On May 8, 2014, Legacy Reserves LP issued a press release announcing the pricing of its offering of 6.625% Senior Notes due 2021.  A copy of the press release is filed herewith as Exhibit 99.1, which is incorporated by reference to this Item 8.01.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Document
99.1	Legacy Reserves LP Press Release dated May 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: May 9, 2014	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Legacy Reserves LP Press Release dated May 8, 2014.